SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 22, 2005

COMPUCREDIT CORPORATION

A Georgia Corporation

IRS Employer Identification No. 58-2236689

SEC File No. 0-25751

245 Perimeter Center Parkway, Suite 600

Atlanta, GA  30346

(770) 206-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

Documents distributed by CompuCredit Corporation (the “Company”) incorrectly state the number of issued and outstanding shares of the Company.  The documents should have stated that there were 53,389,205 shares issued and 48,857,483 shares outstanding actual; and 60,013,480 shares issued and 55,481,758 shares outstanding, as adjusted.  Attached hereto and incorporated by reference herein is a copy of the corrected capitalization table of the Company as of September 30, 2005, adjusted to reflect (i) the offering of $300 million aggregate principal amount of the Company’s 5.875% Convertible Senior Notes due 2035, and (ii) the offering of 6,624,275 shares of the Company’s common stock, no par value, that the Company has agreed to loan to an affiliate of Bear, Stearns & Co. Inc..

Item 9.01.  Financial Statements and Exhibits,

(c)                                  Exhibits

99.1                         Capitalization Table.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COMPUCREDIT CORPORATION.

By:	/s/	J.Paul Whitehead, III
Name:		J.Paul Whitehead, III
Title:		Chief Financial Officer

Dated:  November 22, 2005